UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                        October 2, 2001(October 1, 2001)
                Date of Report (Date of Earliest Event Reported)



                                 Rent-Way, Inc.
             (Exact name of registrant as specified in its charter)





     Pennsylvania                  000-22026                    25-1407782
     ------------                  ---------                    ----------
(State or other             (Commission File Number)        (IRS Employer
    jurisdiction of                                          Identification No.)
          corporation)





One RentWay Place, Erie, Pennsylvania                           16505
--------------------------------------------             ---------------------
(Address of principal executive offices)                       Zip Code



Registrant's telephone number, including area code:       (814) 455-5378
                                                      ---------------------










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Item 5.           Other Events

     Rent-Way,   Inc.  Remains   Comfortable  with  September   Quarter  Revenue
Projections Reiterates 14 Percent Operating Margin Goal


Erie, Pennsylvania, October 1, 2001 -- Rent-Way Inc. (NYSE:RWY) announced at its Annual Shareholders' Meeting held Friday, September 28, 2001 that it remains comfortable with revenue projections for the period ended September 30, 2001. The company said that it expects to conclude negotiations on an amended credit facility with its bank group shortly. Rent-Way reiterated its goals for improving the profitability of its sales mix this fall and its plan for a 14 percent operating margin in the month of March 2002. The company also expressed confidence in maintaining a 13-14 percent operating margin for the June and September 2002 quarters. It discussed resuming expansion when operating cash flow returns to acceptable levels.

At the Shareholders' Meeting, William E. Morgenstern, Chairman and CEO, said "Our recovery is on track. While the events of September 11th have had a slight impact on our business, revenues in the September quarter will be in line with our projections. I am encouraged with our results, and I am very pleased with our efforts to purge merchandise over the summer to make room for new, higher margin goods this fall. Our current operational focus is on upgrading the product mix in our stores and on improving gross margins across all product lines. We are in the final stages of negotiating an amendment to our credit facility with our banks. At this time, we are highly confident that the terms of the agreement will allow access to all the capital we need to support our operational plans for 2002."

During the meeting, Mr. Morgenstern provided shareholders with a review of the company's progress. He also discussed Rent-Way's long term growth plans, noting that the targeted level of profitability would support resumption of new store openings and solid internal growth. He noted data from the 2000 U.S. Census that showed 45 million American households earn less than $35,000 annually. Mr. Morgenstern noted, "These households are our target market. We believe that by combining our Welcome, Wanted and Important philosophy with an upgraded product mix, we will achieve a significant increase in market share in fiscal 2002. We have a great opportunity to increase penetration by adding stores and growing our existing business."

Mr. Morgenstern concluded, "As we enter 2002, we expect strong improvement in profitability and operating cash flow. While we are not changing our revenue projections at this time, in light of the current economic climate, we will be watching store-level performance for any sales weakness."

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,130 stores in 42 states.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements contain the words "projects", "anticipates", "believes", "expects", "intends", "will", "may" and similar words and expressions. Each such statement is subject to uncertainties, risks and other factors that could cause actual results or performance to differ materially from the results or performance expressed in or implied by such statements. The forward-looking statements in this news release that contain projections of the company's expected financial performance and other projections regarding future performance are inherently subject to change given the nature of projections and the company's actual performance may be better or worse than projected. Uncertainties, risks and other factors that may cause actual results or performance to differ materially from any results or performance expressed or implied by forward-looking statements in this news release include: (1) the company's ability to normalize and control its operating expenses and to continue to realize operating efficiencies, (2) the company's ability to develop, implement and maintain adequate and reliable internal accounting systems and controls, (3) the company's ability to retain existing senior management and to attract additional management employees, (4) general economic and business conditions, including demand for the company's products and services, (5) general conditions relating to the rental-purchase industry, including the impact of state and federal laws regulating or otherwise affecting the rental-purchase transaction, (6) competition in the rental-purchase industry, including competition with traditional retailers, (7) the company's ability to make principal and interest payments on its high level of outstanding debt, (8) the company's ability to negotiate continued forbearance or similar agreements or arrangements with its senior lenders, (9) the company's ability to negotiate an amendment to its existing senior credit facility, under which it is currently in default, or to refinance the debt thereunder, (10) the inherent uncertainty in predicting actions of third parties, including the company's bank lenders, among others, (11) the outcome of the class action lawsuit and the shareholder derivative lawsuit commenced against the company and (12) the outcome of any continuing investigations or proceedings involving the company, including investigations or proceedings commenced by governmental authorities, such as the SEC and the U.S. Department of Justice. A discussion of other risk factors that may cause actual results to differ from the results expressed in or implied by these forward-looking statements can be found in the company's periodic filings with the SEC. The company disclaims any duty to provide updates to the forward-looking statements made in this news release.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  Rent-Way, Inc.
                            ------------------------
                                   (Registrant)





       October 2, 2001                       /s/ John A. Lombardi
  ---------------------------         -----------------------------------------
             Date                                    (Signature)
                                                 John A. Lombardi
                                        Chief Accounting Officer and Controller





       October 2, 2001                      /s/ William A. McDonnell
  ----------------------------        -----------------------------------------
             Date                                    (Signature)
                                                William A. McDonnell
                                      Vice President and Chief Financial Officer